Long-term Payables	12 Months Ended
Mar. 31, 2021
Long Term Payable [Abstract]
Long-term payables

13.  Long-term payables:

(a)

On September 30, 2016, Neptune through its subsidiary Biodroga entered into an exclusive, worldwide and royalty bearing commercial agreement with Ingenutra Inc. for its patented and clinically studied MaxSimil specialty ingredient. The agreement provides Neptune with the right to manufacture, distribute and sell MaxSimil in the nutraceutical field.

As at September 30, 2016, Neptune recorded an intangible asset of $935,804 at the discounted fair value (US$850,000) and a long-term payable of the same amount. The minimum annual volumes to be reached according to the agreement with Ingenutra were terminated under the termination agreement, signed on January 31, 2020 with retroactive effect to September 30, 2016, which requires the corporation to pay the remaining royalties attributable to the intangible asset in quarterly instalments until July 2021. Under the initial agreement, a royalty fee of $418,660 was recorded in selling, general and administrative expenses for the year ended March 31, 2021 (2020 - $376,940) in the consolidated statements of loss and comprehensive loss.

Also on January 31, 2020, the Corporation signed two agreements for the same patents with SCF Pharma Inc., the founder of the speciality ingredient. In connection with these new agreements, Neptune must pay royalties based on sales, using this specialty ingredient. Minimum annual volumes must be reached for the duration of the agreement of 8 years (refer to note 22 (a)(i)).

As at March 31, 2021, the total short-term and long-term payables to both Ingenutra Inc. and SCF Pharma Inc. in relation with MaxSimil are respectively $119,617 and $- (2020 - $362,266 and $106,886). The short-term portion is included in Trade and other payables in the consolidated statement of financial position.

(b)	On December 21, 2018, Neptune entered into a multi-year IP licencing and capsule agreement with Lonza, a global leader in the life sciences industry (refer to note 22 (a)(ii)).

On that date, Neptune has recorded an intangible asset of $2,718,208 with a corresponding amount in liabilities. The amount of liabilities consisted of an upfront payment of $1,768,260 (US$1,300,000), which was paid in February 2019, and payments in the next twelve months based on minimum volume commitments of $147,000 and future royalty payments based on minimum volume commitments, irrespective of the volume achieved, with a present value of $802,948 at the time of initial recognition. In addition, all royalties based on net sales of capsules greater than the minimum volume requirements will be recorded as incurred in cost of goods sold. The intangible asset will be amortized over a 31-month period and the expense will be presented in the cost of goods sold. This 5 year agreement also includes a supply agreement for empty capsules.

During the fourth quarter of fiscal year 2021, Lonza and Neptune entered into an amendment to the agreement which removed all minimum volume requirements, extended the term of the agreement to July 31, 2025 and waived certain penalties that would have been payable to Lonza.

Consequently, as at March 31, 2021, the short-term and long-term payable to Lonza were written off (2020 - $570,000 and $448,554 respectively) as it relates to minimum commitments and penalties. The short-term portion is included in Trade and other payables related to variable royalties based on sales of $50,235 in the consolidated statement of financial position. During the year ended March 31, 2021, the Corporation recorded no penalty fee for late commercialization according to the agreement (2020 - $158,064) in the cost of sales in the consolidated statement of loss and comprehensive loss.